EXHIBIT 2

                                TRUST AGREEMENTS

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                     CHARLES N. LOCCISANO IRREVOCABLE TRUST
                             F/B/O MICHAEL LOCCISANO
                             made as of June 9, 1992

                                       by
                              CHARLES N. LOCCISANO
                                     Grantor
                                       and
                                ALAN S. GOTTLICH
                                       and
                                   SAUL FEIGER
                                    Trustees




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TABLE OF CONTENTS

Article                       Title

FIRST                         Beneficiaries Of Trust
SECOND                        Use Of Principal
THIRD                         Minors Or Incompetents
FOURTH                        Life Insurance/Death Benefits
FIFTH                         Irrevocability
SIXTH                         Special Power Of Appointment
SEVENTH                       Powers Of Trustees
EIGHTH                        Third Parties Not Responsible
NINTH                         Appointment of Trustees
TENTH                         Trustees Decisions Conclusive
ELEVENTH                      Simultaneous Death
TWELFTH                       Rights Not Assignable
THIRTEENTH                    Construction
FOURTEENTH                    Binding Effect

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DECLARATION OF TRUST

                  DECLARATION OF TRUST,  made as of June 9, 1992,  among CHARLES
N. LOCCISANO, having an address at 18 Leonard Drive, Marlboro, New Jersey 07751, as grantor (hereinafter referred to as the "Grantor"), and ALAN S. GOTTLICH, having an address at 146 English Street, Fort Lee, New Jersey 07024, and SAUL FEIGER, having an address at 152-18 Union Turnpike, Kew Gardens Hills, New York 11367, as trustees (collectively hereinafter referred to as the "Trustees").

                              W I T N E S S E T H:

                  WHEREAS, the Grantor's wife is JUNE LOCCISANO, and the Grantor has two children, MICHAEL LOCCISANO and MARISSA LOCCISANO; and

                  WHEREAS, the Grantor desires to create an irrevocable trust of the property described in Exhibit A hereto, together with such monies, securities and other assets as the Trustees hereafter may hold or acquire hereunder (said property, monies, securities and other assets, together with any additions thereto received pursuant to the Grantor's last will and testament or as the proceeds of insurance on the Grantor's life, or as death benefits or otherwise, being hereinafter referred to as the "trust estate"), for the purposes and upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the covenants herein contained and other valuable consideration, the receipt and suffi-

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ciency  of  which  hereby  is  acknowledged,   the  Grantor  hereby  irrevocably
transfers, conveys, assigns and delivers to the Trustees as and for the trust estate the property more particularly described in Exhibit A hereto, to hold the same, and any other property which the Trustees hereafter may acquire, IN TRUST, for the purposes and upon the terms and conditions hereinafter set forth:

                                  ARTICLE FIRST

                             Beneficiaries 0f Trust

                  The Trustees shall pay the entire net income of this Trust, in such periodic installments as the Trustees shall find convenient, but at least as often as quarter-annually, to Grantor's son, MICHAEL LOCCISANO. In addition, the Trustees may pay to or for the benefit of said child, for his health, education, maintenance or support, any part or all of the principal of this trust, in such amounts and proportions as the Trustees may determine in their absolute discretion.

                  If Grantor's son, MICHAEL LOCCISANO, shall die before the entire principal of the trust held for his benefit has been distributed, the then principal of such trust shall be distributed to, or held in trust for the benefit of, such person or persons among such son's issue and upon such estates or conditions, as Grantor's said son shall appoint by Will, making specific reference to this power. Any unappointed property shall be distributed to the then living issue of such son, per stirpes. If there be no such issue, distribution shall be to Grantor's then living issue,

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per  stirpes;  provided,  however,  that any amount  distributable  to Grantor's daughter, MARISSA LOCCISANO, for whom at such time Trustees hold a separate trust executed this date shall be added to such trust for administrative and distribution as a part thereof. if there be no such issue of Grantor then living, distribution shall be to the persons who would be entitled to inherit the same from Grantor in accordance with the laws of the State of New Jersey then in force, as if Grantor had died immediately after the death of such son, intestate, owning said property and domiciled in such State.

                  Notwithstanding anything to the contrary contained herein, each time that an addition of property is made to the trust by the Grantor during the life of the Grantor (other than the initial contribution by the Grantor set forth in Exhibit A hereto), each beneficiary hereof, child of the Grantor, if living at the time of the addition and if the beneficiary has not reached the annual limit on withdrawal rights set forth below prior to such addition, shall have the right to withdraw property then belonging to the trust estate (including property constituting such addition) having a value at the time of the withdrawal equal to the value of the addition at the time of the addition divided by the number of beneficiaries. In calculating the withdrawal right of each beneficiary resulting from an addition, any addition that would cause some but not all of such beneficiaries reach such annual limit shall be treated as if it had consisted of consecutive


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additions  such  that  the  total of the  resulting  withdrawal  rights  of each beneficiary as large as possible hereunder.

                  The right of withdrawal of each beneficiary pursuant to this Article shall be subject to the limitation that the total amount which each beneficiary may withdraw by reason of additions in any one calendar year shall not exceed the "annual exclusion amount". The "annual exclusion amount" shall mean the amount excludible from gifts for gift tax purposes by virtue of Section 2503(b) of the Internal Revenue Code, or any successor thereto, in effect in the year in question (currently $ 10,000); provided that during any time that the Grantor is married the "annual exclusion amount" shall mean twice the amount so excludible (currently $20,000).

                  The Trustees, promptly after any addition of property is made to the trust during the life of the Grantor, shall give written notice to each beneficiary acquiring a withdrawal right by reason of such addition, setting forth a description of the added property, the right of withdrawal resulting from such addition, and the time limit to exercise such right. If such beneficiary is under a legal disability, notice shall be given to the legal guardian of or committee for the beneficiary or, if none, to a person in a position to act on behalf of such beneficiary as the Trustees shall deem appropriate. The withdrawal power may be exercised by written notice delivered to the Trustees by the beneficiary or, if the beneficiary is under a legal disability, by the legal guardian, committee or person designated by the Trustees

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as aforesaid. Any commission payable with respect to principal so withdrawn shall be charged against such principal.

                  The  withdrawal  rights  of  each  beneficiary  by  reason  of successive additions shall be cumulative, but the cumulative withdrawal rights of each beneficiary, to the extent not exercised, shall be decreased an December 31st of each year (but not below zero) by the greater of $5,000 or 5% of the value of the principal of the trust on December 31st, provided that any withdrawal right resulting from an addition in November or December shall not be subject to any decrease under this provision until December 31st of the following year. If the beneficiary files for bankruptcy, the aforesaid withdrawal right shall be forfeited.

                                 ARTICLE SECOND

                                Use of Principal

                  The Trustees are authorized, at any time and from time to time, to pay to, or apply to the use of, the beneficiary of any trust held hereunder, for such beneficiary's health, education, maintenance or support, any part or all of principal of such trust as the Trustees may determine in their absolute discretion, without necessarily taking into account other resources available to such beneficiary. No such payment shall be charged upon a subsequent division of the trust estate against the principal of any share which may be set apart for a beneficiary.

                                 ARTICLE THIRD

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                     Distributions To Minors Or Incompetents

                  In any case in which the Trustees are authorized or directed by any provision of this Agreement to pay or distribute income or principal to any person who shall be a minor or incompetent, the Trustees, in their absolute discretion and without authorization of any court, may pay or distribute the whole or any part of such income or principal to such minor or incompetent personally, or may apply the whole or any part thereof directly to the health, education, maintenance or support of such minor or incompetent, or may pay or distribute the whole or any part thereof to the guardian, committee, conservator or other legal representative, wherever appointed, of such minor or incompetent or to the person with whom such minor or incompetent may from time to time reside, or in the case of a minor, may pay or distribute the whole or any part thereof to a custodian for such minor under any gifts to minors or transfers to minors act. The receipt of the person to whom any such payment or distribution is so made shall be a sufficient discharge therefor, even though the Trustees may be such person.

                  The Trustees, in their absolute discretion, may defer payment or distribution of any or all income or principal to which a minor may be entitled until such minor shall attain the age of twenty-one (21) years, or to make such payment or distribution at any time and from time to time, during the minority of such minor, holding the whole or the undistributed portion thereof as a separate fund vested in such minor but subject to the power in

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trust hereby given to the Trustees to administer and invest such fund and to use the income or principal thereof for the benefit of such minor as if such fund were held in trust hereunder. No bond or other security and no periodic accounts shall be required with respect to such fund, and the same shall be subject to commission as if it were a separate trust fund. The Trustees shall pay and distribute any balance of such fund to such minor when such minor shall attain the age of twenty-one (21) years. Except as is hereinabove provided, if such minor shall die before attaining the age of twenty-one (21) years, the Trustees shall pay and distribute such balance to the executors, administrators or legal representatives of the estate of such minor, or if there shall be no such legal representative, to such persons as would have inherited the same and in the same proportions as they would have taken if such minor had died intestate, unmarried, the absolute owner thereof and a resident of the State in which such minor shall die domiciled.

                  The word "minor", wherever used in this Article THIRD, shall mean any person who has not attained the age of twenty-one (21) years.

                                 ARTICLE FOURTH

                        Life Insurance and Death Benefits

                  With respect to any insurance policies or employee death benefits payable to the Trustees, the Trustees, upon being advised that any sum is so payable by reason of the death of the Grantor, shall endeavor to collect the same, and may bring a suit or action

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therefor, or may compromise,  adjust, settle or submit to arbitration any claims therefor. The Trustees shall be entitled to reimbursement from the trust estate for expenses incurred by the Trustees in collecting or attempting to collect any such sum by suit, action or otherwise. The Trustees, however, shall be under no duty to bring a suit or action unless the expenses of the Trustees, including attorneys' fees, shall have been advanced or guaranteed to the satisfaction of the Trustees. The Trustees may repay, out of the trust estate, any advances made by the Trustees or reimburse the Trustees for expenses incurred in collecting or attempting to collect any sum as aforesaid.

                  The Trustees in no case shall be under any duty or obligation to make any claim against the Grantor's estate, or take any action against the executors, administrators or legal representatives of the Grantor's estate, for reimbursement for any reduction of the sums payable upon the death of the Grantor by reason of unpaid premiums or for any other cause, including any loans and interest thereto secured by any insurance policies.

                  During the life of the Grantor, the Trustees may, in their discretion, apply the net income or principal of the trust estate to the payment of premiums on any life insurance policy of which the Trustees or any trust hereunder is beneficiary. If the net income and principal is insufficient to pay such premiums, the Trustees may notify the Grantor and the beneficiaries of the trust of such insufficiency and give them the opportunity to furnish the necessary funds. If neither the Grantor nor any of the beneficiar-

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ies  furnishes the funds  necessary to pay the  premiums,  the Trustees may, but shall not be obligated to, obtain the funds required to pay such premiums by selling a portion of the principal of the trust estate, by borrowing on the security of such principal, by borrowing against the cash surrender value of the policy or by surrendering some policies and using the proceeds to pay the premiums on other policies. The Trustees also is authorized to convert such policies to paid-up or extended term insurance if the trust estate does not have the necessary funds to pay the premiums. If no funds are available for the payment of the premiums of any insurance policy, the Trustees may assign ownership of such policy to the then living issue of the Grantor.

                                  ARTICLE FIFTH

                                 Irrevocability

                  This Agreement and the trusts created hereunder are irrevocable. The Grantor shall execute such further instruments as shall be necessary to vest the Trustees with full title to the property which is the subject of this Agreement.

                                  ARTICLE SIXTH

                               Powers Of Trustees

                  In the administration of any property, real or personal, at any time forming a part of the trust estate, including accumulated income, and in the administration of any trust created hereunder, the Trustees, in addition to and without limitation of the

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powers  provided by law, shall have the following  powers to be exercised in the absolute discretion of the Trustees, except as otherwise expressly provided in this Agreement:

     (a) To retain such property for any period, whether or not the same is of the character permissible for investments by fiduciaries under any applicable law, and without regard to the effect any such retention may have upon the diversity of investments.

     (b) To sell, transfer, exchange, convert or otherwise dispose of, or grant options with respect to, such property, at public, or private sale, with or without security, in such manner, at such times, for such prices, and upon such terms and conditions as the Trustees may deem advisable.

     (c) To invest and reinvest in common or preferred stocks, securities, investment trusts, bonds and other property, real or personal, foreign or domestic, including any undivided interest in any one or more common trust funds, whether or not such investments be of the
          character   permissible  for  investments  by  fiduciaries  under  any applicable law, and without regard to the effect any such investment may have upon the diversity of investments.

     (d) To render liquid the trust estate or any trust created hereunder in whole or in part, at any time and from time to time, and to hold unproductive property, cash or readily marketable securities of little or no yield for such period as the Trustees may deem advisable.


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     (e)  To lease any such  property  beyond  the period  fixed by statute  for leases made by fiduciaries and beyond the duration of any trust created hereunder.

     (f) To join or become a party to, or to oppose, any reorganization, readjustment, recapitalization, foreclosure, merger, voting trust, dissolution, consolidation or exchange, and to deposit any securities with any committee, depository or trustee, and to pay any fees, expenses and assessments incurred in connection therewith, and to charge the same to principal, and to exercise conversion, subscription or other rights, and to make any necessary payments in connection therewith, or to sell any such privileges.

     (g) To vote in person at meetings of stock or security holders and adjournments thereof, and to vote by general or limited proxy with respect to any stock or securities.

     (h) To hold stock and securities in the name of a nominee without indicating the trust character of such holding, or unregistered or in such form as will pass by delivery, or to use a central depository and to permit registration in the name of a nominee.

     (i) To initiate or defend, at the expense of the trust estate, any litigation relating to this Agreement or any property of the trust estate which the Trustees consider advisable, and to pay, compromise, compound, adjust, submit to arbitration, sell or release any claims or

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demands of the trust estate or any trust created  hereunder against others or of others against the same as the Trustees may deem advisable, including the acceptance of deeds of real property in satisfaction of notes, bonds and mortgages, and to make any payments in connection therewith which the Trustees may deem advisable.

(j)



     (j) To borrow money for any purpose from any source, including any trustee at any time acting hereunder, and to secure the repayment of any and all amounts so borrowed by mortgage or pledge of any property.

     (k) To possess, manage, develop, subdivide, control, partition, mortgage, lease or otherwise deal with any and all real property; to satisfy and discharge or extend the term of any mortgage thereof; to execute the necessary instruments and covenants to effectuate the foregoing powers, including the giving or granting of options in connection therewith; to make repairs, replacements and improvements, structural or otherwise, or abandon the same if deemed to be worthless or not of sufficient value to warrant keeping or protecting; to abstain from the payment of real estate taxes, assessments, water charges and sewer rents, repairs, maintenance and upkeep of the same, to permit to be lost by tax sale or other proceeding or to convey the same for a nominal consideration or without consideration; to set up appropriate reserves out of income for repairs, modernization and upkeep of

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          buildings,  including reserves for depreciation and obsolescence,  and to add such reserves to principal and, if the income from the property itself should not suffice for such purposes, to advance out of other income, any sums needed therefor, and advance any income of the trust for the amortization of any mortgage on property held in the trust.

     (1) To carry insurance of the kinds and in the amounts which the Trustees consider advisable, at the expense of the trust estate, to protect the trust estate and the Trustees personally against any hazard.

     (m) To make distribution of the trust estate or of the principal of any trust created hereunder in kind, and to cause any distribution to be composed of cash, property or undivided fractional shares in property different in kind from any other distribution, without regard to the income tax basis of the property distributed to any beneficiary of any trust.

     (n)  To allocate  receipts and  disbursements  of the trust estate  between
          income  and  principal  as  the  Trustees  in  their   discretion  may
          determine.

     (o) To execute and deliver any and all instruments or writings which it may deem advisable to carry out any of the foregoing powers. No party to any such instruments or writings shall be obligated to inquire into its validity.

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     (p)  To  exercise  all such  rights  and powers and to do all such acts and enter into all such agreements as persons owning similar property in their own right might lawfully exercise, do or enter into.

     (q) It is Grantor's intention that with respect to stock of a corporation which desires to elect or has elected qualification pursuant to Subchapter "'S' Corporation"), which is or becomes an asset of any trust created hereunder and Trustees determine that such election is in the beat interest of the trust and the beneficiary thereof and Trustees determine to consent to or continue such election, such stock shall be held in separate trusts, one for each individual income beneficiary, and such stock shall be allocated among such separate trusts, and the provisions of each such trust shall have such terms as shall meet the requirements of a "qualified Subchapter "'S' trust" as defined in Section 1361(d) (3) of the Internal Revenue Code of 1986, or any successor provision thereto, which present requirements are as set forth in ARTICLE SIXTH (c) (i) hereof. To the extent that a provision of any trust does not meet the requirements of said Internal Revenue Code Section, the provision shall be given no force or effect and such trust shall be administered with regard to such provision.

     (i) At present, the Internal Revenue Code provides that a "qualified Subchapter 'S' trust" means a trust, (a) all

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     the income of which is distributed currently to one individual (hereinafter
     "the current income beneficiary") who is a citizen or a resident of the United States; and (B) the terms of which require that: (I) during the life of the current income beneficiary, there shall be only one income beneficiary of the trust; (II) any principal distributed during the life of
     the  current  income   beneficiary   shall  be  distributed  only  to  such
     beneficiary; (III) the income interest of the current income beneficiary in the trust shall terminate on the earlier of such beneficiary's death or the termination of the trust; and (IV) upon the termination of the trust during the life of the current income beneficiary, the trust shall distribute all of its assets to such beneficiary.

     (ii) Grantor appoints Trustees of a trust created under this Trust Agreement which holds stock in a corporation which desires to elect or has elected qualification pursuant to Subchapter 'S' of the Internal Revenue Service Code of 1986, as amended, if the beneficiary of such trust has not attained the age of Twenty-One (21) years or is determined to be incapacitated pursuant to ARTICLE THIRD of this Trust Agreement, as the legal representative of such beneficiary, to have the sole power to make an election on behalf of such beneficiary to have such trust qualify under Internal Revenue Code

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     Section  1361(d),  or  any  successor  provision  thereto,  as a  qualified
     Subchapter 'S' trust and/or to consent to the corporation's Subchapter 'S' election pursuant to Internal Revenue Section 1362, or any successor provision thereto,

     (iii) A trust created under this Trust Agreement holding stock of a corporation which has elected qualification pursuant to Subchapter 'S' of the Internal Revenue Code of 1986, as amended, may only be merged with a trust for the benefit of the same beneficiary which qualifies as a Subchapter 'S' trust pursuant to Section 1361(d) (3) of the Internal Revenue Code of 1086, as amended, or any successor provision thereto.

     (iv) Anything herein to the contrary notwithstanding, with regard to a qualified Subchapter 'S' trust as defined in Section 1361(d) (3) of the Internal Revenue Code of 1986, or any successor provision thereto, all income distributed at a beneficiary's death shall be payable to the estate of such beneficiary.

         No person who deals with any Trustee hereunder shall be bound to see to the application of any asset delivered to such Trustee or to inquire into the authority for, or propriety of, any action taken or not taken by such Trustee. This Agreement, however, shall not be construed to permit any person to deal with the trust estate for less than adequate consideration, to borrow without adequate interest or adequate security, to exercise any power of

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administration in a nonfiduciary capacity, or otherwise to act in such manner as to cause the Grantor to be treated as the owner of the trust estate or any part thereof.

No Trustee shall be liable for acts or omissions in administering the trust estate or any trust created by this Agreement, except for that Trustee's own actual fraud, gross negligence or willful misconduct. If any Trustee becomes liable as Trustee to any other person who is not a beneficiary in connection with any matter not within the Trustee's control and not due to the Trustee's actual fraud, gross negligence or willful misconduct, such Trustee shall be fully indemnified and held harmless by the trust estate and any trust created hereunder giving rise to such liability, as the case may be, against and in respect of any damages that such Trustee may sustain, including without limitation attorneys' fees.

                  The Trustees are authorized, but not required, to accept any property transferred to the Trustees by any person during such person's lifetime or by such person's last will and testament. Any property so transferred to, and accepted by, the Trustees shall become a part of such trust or trusts created by this Agreement as such person shall direct and may be commingled with the other property in the trust or trusts to which such property has been added and shall be held, administered and disposed of as a part of such trust or trusts.

                                 ARTICLE SEVENTH
                Third Parties Not Responsible For Administration

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                  This trust is created with the express understanding that each bank at which an account is maintained shall have no responsibility as a depository of funds to see to the proper administration of this trust. Upon the transfer of the right, title and interest in and to any account by any Trustee hereunder, the bank shall conclusively treat the transferee as the sole owner of such right, title and interest. Until the bank shall receive from some person interested in this trust written notice of any death or other event upon which a right to receive income or principal may depend, the bank shall incur no liability for payment made in good faith to persons whose interests shall have been affected by such event. The bank shall be protected in acting upon any notice or other instrument or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  This trust is created with the express understanding that each issuer, transfer agent or custodian of any securities held hereunder shall have no responsibility or liability to see to the proper administration of this trust. Upon the transfer of the right, title and interest in and to such account by any trustee hereunder, said issuer, transfer agent or custodian shall conclusively treat the transferee as the sole owner of such securities. Until the issuer, transfer agent or custodian shall receive from some person interested in this trust written notice of any death or other event upon which a right to receive income or principal may depend, the issuer, transfer agent or custodian shall incur no liability for payment made in good faith to persons whose interests shall have been affected by such event. The issuer, transfer agent or custodian shall be protected in acting upon any notice or other instrument or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                                 ARTICLE EIGHTH

                             Appointment Of Trustees

                  The Grantor hereby appoints ALAN S. GOTTLICH, and SAUL FEIGER as joint Trustees hereunder.

                  If any of the Trustees for any reason shall fail or cease to act as Trustee, the remaining Trustees, at any time after qualifying to act as Trustee, shall have the right to serve as sole co-Trustees or Trustee hereunder, as the case may be, without appointment of a successor co-Trustee.

                  Any Trustee, at any time and from time to time, by instrument in writing signed and acknowledged, may delegate any or all of the rights, powers, duties, authority and privileges, whether or not discretionary, provided herein, to any other Trustee for such period or periods of time as may be designated in such written instrument; provided, however, that any such instrument shall be revocable at any time.

                  The Trustees shall have the right to resign at any time during the life of the Grantor by giving written notice to the Grantor and at any time after the death of the Grantor by giving written notice to the then income beneficiaries of each trust created hereby, or it none of the income beneficiaries of a trust are sui juris, to the persons sui juris who would be entitled to a share of the principal of such trust if it were then to terminate. If upon such resignation no Trustee remains in office, such resignation shall not be effective until the Grantor, or if the Grantor is unable to do so, a court of competent jurisdiction, has appointed a successor Trustee. The expenses of the accounting of a resigning Trustee shall be a proper charge against such trust.

                  If the Trustees shall resign, the successor Trustee of each trust created hereunder shall be such person, bank or trust company as shall be designated in a written instrument executed by the Grantor, or, if the Grantor is not then living, by a majority of the then income beneficiaries of such trust, or if none of the beneficiaries are sui juris, by a majority of the persons sui juris who would be entitled to receive the principal of such trust if it were then to terminate.

                  The term "Trustees" wherever used herein shall mean the trustee or trustees in office from time to time. Any such trustee shall have the same rights, powers, duties, authority and privileges, whether or not discretionary, as if originally appointed hereunder.

                  No bond, surety or other security shall be required of any Trustee acting hereunder for the faithful performance of the duties of Trustee, notwithstanding any law of any State or other jurisdiction to the contrary.

                                  ARTICLE NINTH
                      Decisions Of Trustees Are Conclusive

                  The determination of the Trustees in respect of the amount of any discretionary payment of income or principal from any trust established hereunder, and of the advisability thereof, shall be final and conclusive on all persons, whether or not then in being, having or claiming any interest in such trust, and upon making any such payment, the Trustees shall be released fully from all further liability or accountability therefor,

                  The right of any beneficiary to any payment of income or principal shall in every case be subject to any charge or deduction which the Trustees may make against the same under the authority granted to the Trustees by any law or by this Agreement.

                                  ARTICLE TENTH

                               Simultaneous Death

                  For purposes of this Agreement, any beneficiary hereunder shall be deemed to have predeceased any other person upon whose death such beneficiary shall become entitled to receive income or principal unless such beneficiary shall survive such other person by more than thirty days. The provisions of this Agreement shall be construed as aforesaid, notwithstanding the provisions of any applicable law establishing a different presumption of order of death or providing for survivorship for a fixed period an a condition of inheritance of property.

                                ARTICLE ELEVENTH
                   Rights Of Beneficiaries Are Not Assignable

                  No disposition, charge or encumbrance on the income or principal of any trust established hereunder shall be valid or binding upon the Trustees. No beneficiary shall have any right, power or authority to assign, transfer, encumber or otherwise dispose of such income or principal or any part thereof until the same shall be paid to such beneficiary by the Trustees. No income or principal shall be subject in any manner to any claim of any creditor of any beneficiary or liable to attachment, execution or other process of law.

                                 ARTICLE TWELFTH
                                  Construction

                  The validity and constrution of this Agreement and the trusts created hereunder shall be governed by the laws of the State of New Jersey.

                  Wherever used in this Agreement and the context so requires, the masculine shall include the feminine and the singular shall include the plural, and vice versa.

                  The  captions  in  this  Agreement  are  for   convenience  of
reference, and they shall not be considered when construing this Agreement.

                  If under any of the provisions of this Agreement any portion of the trust estate would be held in trust for longer than a date twenty-one years after the death of the last survivor of the

Grantor, his wife, and the issue of the Grantor and other beneficiaries hereunder now in being; then, upon such date, the trust of such portion shall terminate and the principal, and any unpaid income thereof, shall be paid and distributed to the person or persons then living who would have been entitled to receive the income therefrom had the trust continued, in the proportions to which they would have been so entitled.

                               ARTICLE THIRTEENTH

                                 Binding Effect

                  This Agreement shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of the undersigned Grantor and upon the Trustees acting hereunder.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


                                             /s/ CHARLES LOCCISANO
                                             CHARLES LOCCISANO
                                             Grantor

                                             /s/ ALAN S. GOTTLICH
                                             ALAN S. GOTTLICH
                                             Trustee

                                             /s/ SAUL FEIGER
                                             SAUL FEIGER
                                             Trustee

I, JUNE LOCCISANO, the legal spouse of the Grantor, hereby waive, renounce, release and forever relinquish unto the Trustees all rights of dower, curtesy, statutory election and other rights or claims which I may have in the trust estate described above and give by assent to the provisions of the Agreement and to the inclusion of said property.


                                             /s/ JUNE LOCCISANO
                                             JUNE LOCCISANO

                                    EXHIBIT A
                              TRUST ESTATE PROPERTY

150,000.00

STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )

SS.

                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared CHARLES N. LOCCISANO, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed,

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992


STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )

                  Be it remembered that on this 9th day Of June, 1992, before me, the subscriber, a Notary Public of the State of New jersey authorized to take acknowledgments and proof in said County and State, personally appeared ALAN S. GOTTLICH, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992

STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )


                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared SAUL FEIGER, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992


STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )


                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared JUNE LOCCISANO, who I am satisfied is the individual named in and who executed the within instrument, and she acknowledged that she signed, sealed and delivered said instrument as her act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992

                     CHARLES N. LOCCISANO IRREVOCABLE TRUST
                             F/B/O MARISSA LOCCISANO
                             made as of June 9, 1992

                                       by
                              CHARLES N. LOCCISANO
                                     Grantor
                                       and
                                ALAN S. GOTTLICH
                                       and
                                   SAUL FEIGER
                                    Trustees

TABLE OF CONTENTS

Article                       Title

FIRST                         Beneficiaries Of Trust
SECOND                        Use Of Principal
THIRD                         Minors Or Incompetents
FOURTH                        Life Insurance/Death Benefits
FIFTH                         Irrevocability
SIXTH                         Special Power Of Appointment
SEVENTH                       Powers Of Trustees
EIGHTH                        Third Parties Not Responsible
NINTH                         Appointment of Trustees
TENTH                         Trustees Decisions Conclusive
ELEVENTH                      Simultaneous Death
TWELFTH                       Rights Not Assignable
THIRTEENTH                    Construction
FOURTEENTH                    Binding Effect

DECLARATION OF TRUST

                  DECLARATION OF TRUST,  made as of June 9, 1992,  among CHARLES
N. LOCCISANO, having an address at 18 Leonard Drive, Marlboro, New Jersey 07751, as grantor (hereinafter referred to as the "Grantor"), and ALAN S. GOTTLICH, having an address at 146 English Street, Fort Lee, New Jersey 07024, and SAUL FEIGER, having an address at 152-18 Union Turnpike, Kew Gardens Hills, New York 11367, as trustees (collectively hereinafter referred to as the "Trustees").

                              W I T N E S S E T H:

                  WHEREAS, the Grantor's wife is JUNE LOCCISANO, and the Grantor has two children, MICHAEL LOCCISANO and MARISSA LOCCISANO; and

                  WHEREAS, the Grantor desires to create an irrevocable trust of the property described in Exhibit A hereto, together with such monies, securities and other assets as the Trustees hereafter may hold or acquire hereunder (said property, monies, securities and other assets, together with any additions thereto received pursuant to the Grantor's last will and testament or as the proceeds of insurance on the Grantor's life, or as death benefits or otherwise, being hereinafter referred to as the "trust estate"), for the purposes and upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the covenants herein contained and other valuable consideration, the receipt and suffi-
ciency of which hereby is acknowledged, the Grantor hereby irrevocably transfers, conveys, assigns and delivers to the Trustees as and for the trust estate the property more particularly described in Exhibit A hereto, to hold the same, and any other property which the Trustees hereafter may acquire, IN TRUST, for the purposes and upon the terms and conditions hereinafter set forth:

                                  ARTICLE FIRST

                             Beneficiaries 0f Trust

                  The Trustees shall pay the entire net income of this Trust, in such periodic installments as the Trustees shall find convenient, but at least as often as quarter-annually, to Grantor's daughter, MARISSA LOCCISANO. In addition, the Trustees may pay to or for the benefit of said child, for her health, education, maintenance or support, any part or all of the principal of this trust, in such amounts and proportions as the Trustees may determine in their absolute discretion.

                  If Grantor's daughter, MARISSA LOCCISANO, shall die before the entire principal of the trust held for his benefit has been distributed, the then principal of such trust shall be distributed to, or held in trust for the benefit of, such person or persons among such daughter's issue and upon such estates or conditions, as Grantor's said daughter shall appoint by Will, making specific reference to this power. Any unappointed property shall be distributed to the then living issue of such son, per stirpes. If there be no such issue, distribution shall be to Grantor's then living issue, per stirpes; provided, however, that any amount distributable to Grantor's son, MICHAEL LOCCISANO, for whom at such time Trustees hold a separate trust executed this date shall be added to such trust for administrative and distribution as a part thereof. if there be no such issue of Grantor then living, distribution shall be to the persons who would be entitled to inherit the same from Grantor in accordance with the laws of the State of New Jersey then in force, as if Grantor had died immediately after the death of such daughter, intestate, owning said property and domiciled in such State.

                  Notwithstanding anything to the contrary contained herein, each time that an addition of property is made to the trust by the Grantor during the life of the Grantor (other than the initial contribution by the Grantor set forth in Exhibit A hereto), each beneficiary hereof, child of the Grantor, if living at the time of the addition and if the beneficiary has not reached the annual limit on withdrawal rights set forth below prior to such addition, shall have the right to withdraw property then belonging to the trust estate (including property constituting such addition) having a value at the time of the withdrawal equal to the value of the addition at the time of the addition divided by the number of beneficiaries. In calculating the withdrawal right of each beneficiary resulting from an addition, any addition that would cause some but not all of such beneficiaries reach such annual limit shall be treated as if it had consisted of consecutive additions such that the total of the resulting withdrawal rights of each beneficiary as large as possible hereunder.

                  The right of withdrawal of each beneficiary pursuant to this Article shall be subject to the limitation that the total amount which each beneficiary may withdraw by reason of additions in any one calendar year shall not exceed the "annual exclusion amount". The "annual exclusion amount" shall mean the amount excludible from gifts for gift tax purposes by virtue of Section 2503(b) of the Internal Revenue Code, or any successor thereto, in effect in the year in question (currently $ 10,000); provided that during any time that the Grantor is married the "annual exclusion amount" shall mean twice the amount so excludible (currently $20,000).

                  The Trustees, promptly after any addition of property is made to the trust during the life of the Grantor, shall give written notice to each beneficiary acquiring a withdrawal right by reason of such addition, setting forth a description of the added property, the right of withdrawal resulting from such addition, and the time limit to exercise such right. If such beneficiary is under a legal disability, notice shall be given to the legal guardian of or committee for the beneficiary or, if none, to a person in a position to act on behalf of such beneficiary as the Trustees shall deem appropriate. The withdrawal power may be exercised by written notice delivered to the Trustees by the beneficiary or, if the beneficiary is under a legal disability, by the legal guardian, committee or person designated by the Trustees as aforesaid. Any commission payable with respect to principal so withdrawn shall be charged against such principal.

                  The  withdrawal  rights  of  each  beneficiary  by  reason  of successive additions shall be cumulative, but the cumulative withdrawal rights of each beneficiary, to the extent not exercised, shall be decreased an December 31st of each year (but not below zero) by the greater of $5,000 or 5% of the value of the principal of the trust on December 31st, provided that any withdrawal right resulting from an addition in November or December shall not be subject to any decrease under this provision until December 31st of the following year. If the beneficiary files for bankruptcy, the aforesaid withdrawal right shall be forfeited.

                                 ARTICLE SECOND

                                Use of Principal

                  The Trustees are authorized, at any time and from time to time, to pay to, or apply to the use of, the beneficiary of any trust held hereunder, for such beneficiary's health, education, maintenance or support, any part or all of principal of such trust as the Trustees may determine in their absolute discretion, without necessarily taking into account other resources available to such beneficiary. No such payment shall be charged upon a subsequent division of the trust estate against the principal of any share which may be set apart for a beneficiary.

                                 ARTICLE THIRD

                     Distributions To Minors Or Incompetents

                  In any case in which the Trustees are authorized or directed by any provision of this Agreement to pay or distribute income or principal to any person who shall be a minor or incompetent, the Trustees, in their absolute discretion and without authorization of any court, may pay or distribute the whole or any part of such income or principal to such minor or incompetent personally, or may apply the whole or any part thereof directly to the health, education, maintenance or support of such minor or incompetent, or may pay or distribute the whole or any part thereof to the guardian, committee, conservator or other legal representative, wherever appointed, of such minor or incompetent or to the person with whom such minor or incompetent may from time to time reside, or in the case of a minor, may pay or distribute the whole or any part thereof to a custodian for such minor under any gifts to minors or transfers to minors act. The receipt of the person to whom any such payment or distribution is so made shall be a sufficient discharge therefor, even though the Trustees may be such person.

                  The Trustees, in their absolute discretion, may defer payment or distribution of any or all income or principal to which a minor may be entitled until such minor shall attain the age of twenty-one (21) years, or to make such payment or distribution at any time and from time to time, during the minority of such minor, holding the whole or the undistributed portion thereof as a separate fund vested in such minor but subject to the power in trust hereby given to the Trustees to administer and invest such fund and to use the income or principal thereof for the benefit of such minor as if such fund were held in trust hereunder. No bond or other security and no periodic accounts shall be required with respect to such fund, and the same shall be subject to commission as if it were a separate trust fund. The Trustees shall pay and distribute any balance of such fund to such minor when such minor shall attain the age of twenty-one (21) years. Except as is hereinabove provided, if such minor shall die before attaining the age of twenty-one (21) years, the Trustees shall pay and distribute such balance to the executors, administrators or legal representatives of the estate of such minor, or if there shall be no such legal representative, to such persons as would have inherited the same and in the same proportions as they would have taken if such minor had died intestate, unmarried, the absolute owner thereof and a resident of the State in which such minor shall die domiciled.

                  The word "minor", wherever used in this Article THIRD, shall mean any person who has not attained the age of twenty-one (21) years.

                                 ARTICLE FOURTH

                        Life Insurance and Death Benefits

                  With respect to any insurance policies or employee death benefits payable to the Trustees, the Trustees, upon being advised that any sum is so payable by reason of the death of the Grantor, shall endeavor to collect the same, and may bring a suit or action therefor, or may compromise, adjust, settle or submit to arbitration any claims therefor. The Trustees shall be entitled to reimbursement from the trust estate for expenses incurred by the Trustees in collecting or attempting to collect any such sum by suit, action or otherwise. The Trustees, however, shall be under no duty to bring a suit or action unless the expenses of the Trustees, including attorneys' fees, shall have been advanced or guaranteed to the satisfaction of the Trustees. The Trustees may repay, out of the trust estate, any advances made by the Trustees or reimburse the Trustees for expenses incurred in collecting or attempting to collect any sum as aforesaid.

                  The Trustees in no case shall be under any duty or obligation to make any claim against the Grantor's estate, or take any action against the executors, administrators or legal representatives of the Grantor's estate, for reimbursement for any reduction of the sums payable upon the death of the Grantor by reason of unpaid premiums or for any other cause, including any loans and interest thereto secured by any insurance policies.

                  During the life of the Grantor, the Trustees may, in their discretion, apply the net income or principal of the trust estate to the payment of premiums on any life insurance policy of which the Trustees or any trust hereunder is beneficiary. If the net income and principal is insufficient to pay such premiums, the Trustees may notify the Grantor and the beneficiaries of the trust of such insufficiency and give them the opportunity to furnish the necessary funds. If neither the Grantor nor any of the beneficiar-ies furnishes the funds necessary to pay the premiums, the Trustees may, but shall not be obligated to, obtain the funds required to pay such premiums by selling a portion of the principal of the trust estate, by borrowing on the security of such principal, by borrowing against the cash surrender value of the policy or by surrendering some policies and using the proceeds to pay the premiums on other policies. The Trustees also is authorized to convert such policies to paid-up or extended term insurance if the trust estate does not have the necessary funds to pay the premiums. If no funds are available for the payment of the premiums of any insurance policy, the Trustees may assign ownership of such policy to the then living issue of the Grantor.

                                  ARTICLE FIFTH

                                 Irrevocability

                  This Agreement and the trusts created hereunder are irrevocable. The Grantor shall execute such further instruments as shall be necessary to vest the Trustees with full title to the property which is the subject of this Agreement.

                                  ARTICLE SIXTH

                               Powers Of Trustees

                  In the administration of any property, real or personal, at any time forming a part of the trust estate, including accumulated income, and in the administration of any trust created hereunder, the Trustees, in addition to and without limitation of the powers provided by law, shall have the following powers to be exercised in the absolute discretion of the Trustees, except as otherwise expressly provided in this Agreement:

     (a) To retain such property for any period, whether or not the same is of the character permissible for investments by fiduciaries under any applicable law, and without regard to the effect any such retention may have upon the diversity of investments.

     (b) To sell, transfer, exchange, convert or otherwise dispose of, or grant options with respect to, such property, at public, or private sale, with or without security, in such manner, at such times, for such prices, and upon such terms and conditions as the Trustees may deem advisable.

     (c) To invest and reinvest in common or preferred stocks, securities, investment trusts, bonds and other property, real or personal, foreign or domestic, including any undivided interest in any one or more common trust funds, whether or not such investments be of the
          character   permissible  for  investments  by  fiduciaries  under  any applicable law, and without regard to the effect any such investment may have upon the diversity of investments.

     (d) To render liquid the trust estate or any trust created hereunder in whole or in part, at any time and from time to time, and to hold unproductive property, cash or readily marketable securities of little or no yield for such period as the Trustees may deem advisable.

     (e) To lease any such property beyond the period fixed by statute for leases made by fiduciaries and beyond the duration of any trust created hereunder.

     (f) To join or become a party to, or to oppose, any reorganization, readjustment, recapitalization, foreclosure, merger, voting trust, dissolution, consolidation or exchange, and to deposit any securities with any committee, depository or trustee, and to pay any fees, expenses and assessments incurred in connection therewith, and to charge the same to principal, and to exercise conversion, subscription or other rights, and to make any necessary payments in connection therewith, or to sell any such privileges.

     (g) To vote in person at meetings of stock or security holders and adjournments thereof, and to vote by general or limited proxy with respect to any stock or securities.

     (h) To hold stock and securities in the name of a nominee without indicating the trust character of such holding, or unregistered or in such form as will pass by delivery, or to use a central depository and to permit registration in the name of a nominee.

     (i) To initiate or defend, at the expense of the trust estate, any litigation relating to this Agreement or any property of the trust estate which the Trustees consider advisable, and to pay, compromise, compound, adjust, submit to arbitration, sell or release any claims or demands of the trust estate or any trust created hereunder against others or of others against the same as the Trustees may deem advisable, including the acceptance of deeds of real property in satisfaction of notes, bonds and mortgages, and to make any payments in connection therewith which the Trustees may deem advisable.

(j)



     (j) To borrow money for any purpose from any source, including any trustee at any time acting hereunder, and to secure the repayment of any and all amounts so borrowed by mortgage or pledge of any property.

     (k) To possess, manage, develop, subdivide, control, partition, mortgage, lease or otherwise deal with any and all real property; to satisfy and discharge or extend the term of any mortgage thereof; to execute the necessary instruments and covenants to effectuate the foregoing powers, including the giving or granting of options in connection therewith; to make repairs, replacements and improvements, structural or otherwise, or abandon the same if deemed to be worthless or not of sufficient value to warrant keeping or protecting; to abstain from the payment of real estate taxes, assessments, water charges and sewer rents, repairs, maintenance and upkeep of the same, to permit to be lost by tax sale or other proceeding or to convey the same for a nominal consideration or without consideration; to set up appropriate reserves out of income for repairs, modernization and upkeep of buildings, including reserves for depreciation and obsolescence, and to add such reserves to principal and, if the income from the property itself should not suffice for such purposes, to advance out of other income, any sums needed therefor, and advance any income of the trust for the amortization of any mortgage on property held in the trust.

     (1) To carry insurance of the kinds and in the amounts which the Trustees consider advisable, at the expense of the trust estate, to protect the trust estate and the Trustees personally against any hazard.

     (m) To make distribution of the trust estate or of the principal of any trust created hereunder in kind, and to cause any distribution to be composed of cash, property or undivided fractional shares in property different in kind from any other distribution, without regard to the income tax basis of the property distributed to any beneficiary of any trust.

     (n)  To allocate  receipts and  disbursements  of the trust estate  between
          income  and  principal  as  the  Trustees  in  their   discretion  may
          determine.

     (o) To execute and deliver any and all instruments or writings which it may deem advisable to carry out any of the foregoing powers. No party to any such instruments or writings shall be obligated to inquire into its validity.

     (p) To exercise all such rights and powers and to do all such acts and enter into all such agreements as persons owning similar property in their own right might lawfully exercise, do or enter into.

     (q) It is Grantor's intention that with respect to stock of a corporation which desires to elect or has elected qualification pursuant to Subchapter "'S' Corporation"), which is or becomes an asset of any trust created hereunder and Trustees determine that such election is in the beat interest of the trust and the beneficiary thereof and Trustees determine to consent to or continue such election, such stock shall be held in separate trusts, one for each individual income beneficiary, and such stock shall be allocated among such separate trusts, and the provisions of each such trust shall have such terms as shall meet the requirements of a "qualified Subchapter "'S' trust" as defined in Section 1361(d) (3) of the Internal Revenue Code of 1986, or any successor provision thereto, which present requirements are as set forth in ARTICLE SIXTH (c) (i) hereof. To the extent that a provision of any trust does not meet the requirements of said Internal Revenue Code Section, the provision shall be given no force or effect and such trust shall be administered with regard to such provision.

     (i) At present, the Internal Revenue Code provides that a "qualified Subchapter 'S' trust" means a trust, (a) all the income of which is distributed currently to one individual (hereinafter "the current income beneficiary") who is a citizen or a resident of the United States; and (B) the terms of which require that: (I) during the life of the current income beneficiary, there shall be only one income beneficiary of the trust; (II) any principal distributed during the life of the current income beneficiary shall be distributed only to such beneficiary; (III) the income interest of the current income beneficiary in the trust shall terminate on the earlier of such beneficiary's death or the termination of the trust; and (IV) upon the termination of the trust during the life of the current income beneficiary, the trust shall distribute all of its assets to such beneficiary.

     (ii) Grantor appoints Trustees of a trust created under this Trust Agreement which holds stock in a corporation which desires to elect or has elected qualification pursuant to Subchapter 'S' of the Internal Revenue Service Code of 1986, as amended, if the beneficiary of such trust has not attained the age of Twenty-One (21) years or is determined to be incapacitated pursuant to ARTICLE THIRD of this Trust Agreement, as the legal representative of such beneficiary, to have the sole power to make an election on behalf of such beneficiary to have such trust qualify under Internal Revenue Code

     Section 1361(d), or any successor provision thereto, as a qualified Subchapter 'S' trust and/or to consent to the corporation's Subchapter 'S' election pursuant to Internal Revenue Section 1362, or any successor provision thereto,

     (iii) A trust created under this Trust Agreement holding stock of a corporation which has elected qualification pursuant to Subchapter 'S' of the Internal Revenue Code of 1986, as amended, may only be merged with a trust for the benefit of the same beneficiary which qualifies as a Subchapter 'S' trust pursuant to Section 1361(d) (3) of the Internal Revenue Code of 1086, as amended, or any successor provision thereto.

     (iv) Anything herein to the contrary notwithstanding, with regard to a qualified Subchapter 'S' trust as defined in Section 1361(d) (3) of the Internal Revenue Code of 1986, or any successor provision thereto, all income distributed at a beneficiary's death shall be payable to the estate of such beneficiary.

         No person who deals with any Trustee hereunder shall be bound to see to the application of any asset delivered to such Trustee or to inquire into the authority for, or propriety of, any action taken or not taken by such Trustee. This Agreement, however, shall not be construed to permit any person to deal with the trust estate for less than adequate consideration, to borrow without adequate interest or adequate security, to exercise any power of administration in a nonfiduciary capacity, or otherwise to act in such manner as to cause the Grantor to be treated as the owner of the trust estate or any part thereof.

No Trustee shall be liable for acts or omissions in administering the trust estate or any trust created by this Agreement, except for that Trustee's own actual fraud, gross negligence or willful misconduct. If any Trustee becomes liable as Trustee to any other person who is not a beneficiary in connection with any matter not within the Trustee's control and not due to the Trustee's actual fraud, gross negligence or willful misconduct, such Trustee shall be fully indemnified and held harmless by the trust estate and any trust created hereunder giving rise to such liability, as the case may be, against and in respect of any damages that such Trustee may sustain, including without limitation attorneys' fees.

                  The Trustees are authorized, but not required, to accept any property transferred to the Trustees by any person during such person's lifetime or by such person's last will and testament. Any property so transferred to, and accepted by, the Trustees shall become a part of such trust or trusts created by this Agreement as such person shall direct and may be commingled with the other property in the trust or trusts to which such property has been added and shall be held, administered and disposed of as a part of such trust or trusts.

                                 ARTICLE SEVENTH
                Third Parties Not Responsible For Administration

                  This trust is created with the express understanding that each bank at which an account is maintained shall have no responsibility as a depository of funds to see to the proper administration of this trust. Upon the transfer of the right, title and interest in and to any account by any Trustee hereunder, the bank shall conclusively treat the transferee as the sole owner of such right, title and interest. Until the bank shall receive from some person interested in this trust written notice of any death or other event upon which a right to receive income or principal may depend, the bank shall incur no liability for payment made in good faith to persons whose interests shall have been affected by such event. The bank shall be protected in acting upon any notice or other instrument or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  This trust is created with the express understanding that each issuer, transfer agent or custodian of any securities held hereunder shall have no responsibility or liability to see to the proper administration of this trust. Upon the transfer of the right, title and interest in and to such account by any trustee hereunder, said issuer, transfer agent or custodian shall conclusively treat the transferee as the sole owner of such securities. Until the issuer, transfer agent or custodian shall receive from some person interested in this trust written notice of any death or other event upon which a right to receive income or principal may depend, the issuer, transfer agent or custodian shall incur no liability for payment made in good faith to persons whose interests shall have been affected by such event. The issuer, transfer agent or custodian shall be protected in acting upon any notice or other instrument or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                                 ARTICLE EIGHTH

                             Appointment Of Trustees

                  The Grantor hereby appoints ALAN S. GOTTLICH, and SAUL FEIGER as joint Trustees hereunder.

                  If any of the Trustees for any reason shall fail or cease to act as Trustee, the remaining Trustees, at any time after qualifying to act as Trustee, shall have the right to serve as sole co-Trustees or Trustee hereunder, as the case may be, without appointment of a successor co-Trustee.

                  Any Trustee, at any time and from time to time, by instrument in writing signed and acknowledged, may delegate any or all of the rights, powers, duties, authority and privileges, whether or not discretionary, provided herein, to any other Trustee for such period or periods of time as may be designated in such written instrument; provided, however, that any such instrument shall be revocable at any time.

                  The Trustees shall have the right to resign at any time during the life of the Grantor by giving written notice to the Grantor and at any time after the death of the Grantor by giving written notice to the then income beneficiaries of each trust created hereby, or it none of the income beneficiaries of a trust are sui juris, to the persons sui juris who would be entitled to a share of the principal of such trust if it were then to terminate. If upon such resignation no Trustee remains in office, such resignation shall not be effective until the Grantor, or if the Grantor is unable to do so, a court of competent jurisdiction, has appointed a successor Trustee. The expenses of the accounting of a resigning Trustee shall be a proper charge against such trust.

                  If the Trustees shall resign, the successor Trustee of each trust created hereunder shall be such person, bank or trust company as shall be designated in a written instrument executed by the Grantor, or, if the Grantor is not then living, by a majority of the then income beneficiaries of such trust, or if none of the beneficiaries are sui juris, by a majority of the persons sui juris who would be entitled to receive the principal of such trust if it were then to terminate.

                  The term "Trustees" wherever used herein shall mean the trustee or trustees in office from time to time. Any such trustee shall have the same rights, powers, duties, authority and privileges, whether or not discretionary, as if originally appointed hereunder.

                  No bond, surety or other security shall be required of any Trustee acting hereunder for the faithful performance of the duties of Trustee, notwithstanding any law of any State or other jurisdiction to the contrary.

                                  ARTICLE NINTH
                      Decisions Of Trustees Are Conclusive

                  The determination of the Trustees in respect of the amount of any discretionary payment of income or principal from any trust established hereunder, and of the advisability thereof, shall be final and conclusive on all persons, whether or not then in being, having or claiming any interest in such trust, and upon making any such payment, the Trustees shall be released fully from all further liability or accountability therefor,

                  The right of any beneficiary to any payment of income or principal shall in every case be subject to any charge or deduction which the Trustees may make against the same under the authority granted to the Trustees by any law or by this Agreement.

                                  ARTICLE TENTH

                               Simultaneous Death

                  For purposes of this Agreement, any beneficiary hereunder shall be deemed to have predeceased any other person upon whose death such beneficiary shall become entitled to receive income or principal unless such beneficiary shall survive such other person by more than thirty days. The provisions of this Agreement shall be construed as aforesaid, notwithstanding the provisions of any applicable law establishing a different presumption of order of death or providing for survivorship for a fixed period an a condition of inheritance of property.

                                ARTICLE ELEVENTH
                   Rights Of Beneficiaries Are Not Assignable

                  No disposition, charge or encumbrance on the income or principal of any trust established hereunder shall be valid or binding upon the Trustees. No beneficiary shall have any right, power or authority to assign, transfer, encumber or otherwise dispose of such income or principal or any part thereof until the same shall be paid to such beneficiary by the Trustees. No income or principal shall be subject in any manner to any claim of any creditor of any beneficiary or liable to attachment, execution or other process of law.

                                 ARTICLE TWELFTH
                                  Construction

                  The validity and constrution of this Agreement and the trusts created hereunder shall be governed by the laws of the State of New Jersey.

                  Wherever used in this Agreement and the context so requires, the masculine shall include the feminine and the singular shall include the plural, and vice versa.

                  The  captions  in  this  Agreement  are  for   convenience  of
reference, and they shall not be considered when construing this Agreement.

                  If under any of the provisions of this Agreement any portion of the trust estate would be held in trust for longer than a date twenty-one years after the death of the last survivor of the

Grantor, his wife, and the issue of the Grantor and other beneficiaries hereunder now in being; then, upon such date, the trust of such portion shall terminate and the principal, and any unpaid income thereof, shall be paid and distributed to the person or persons then living who would have been entitled to receive the income therefrom had the trust continued, in the proportions to which they would have been so entitled.

                               ARTICLE THIRTEENTH

                                 Binding Effect

                  This Agreement shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of the undersigned Grantor and upon the Trustees acting hereunder.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


                                             /s/ CHARLES LOCCISANO
                                             CHARLES LOCCISANO
                                             Grantor

                                             /s/ ALAN S. GOTTLICH
                                             ALAN S. GOTTLICH
                                             Trustee

                                             /s/ SAUL FEIGER
                                             SAUL FEIGER
                                             Trustee

I, JUNE LOCCISANO, the legal spouse of the Grantor, hereby waive, renounce, release and forever relinquish unto the Trustees all rights of dower, curtesy, statutory election and other rights or claims which I may have in the trust estate described above and give by assent to the provisions of the Agreement and to the inclusion of said property.


                                             /s/ JUNE LOCCISANO
                                             JUNE LOCCISANO

                                    EXHIBIT A
                              TRUST ESTATE PROPERTY

150,000.00

STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )

SS.

                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared CHARLES N. LOCCISANO, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed,

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992


STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )

                  Be it remembered that on this 9th day Of June, 1992, before me, the subscriber, a Notary Public of the State of New jersey authorized to take acknowledgments and proof in said County and State, personally appeared ALAN S. GOTTLICH, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992

STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )


                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared SAUL FEIGER, who I am satisfied is the individual named in and who executed the within instrument, and he acknowledged that he signed, sealed and delivered said instrument as his act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992


STATE OF NEW JERSEY)
                   )    SS.:
COUNTY OF BERGEN   )


                  Be it remembered that on this 9th day of June, 1992, before me, the subscriber, a Notary Public of the State of New Jersey authorized to take acknowledgments and proof in said County and State, personally appeared JUNE LOCCISANO, who I am satisfied is the individual named in and who executed the within instrument, and she acknowledged that she signed, sealed and delivered said instrument as her act and deed for the uses and purposes therein expressed.

                                        /s/  JANE E. FALLON
                                        JANE E. FALLON

                                           JANE E. FALLON
                                    A Notary Public of New Jersey
                                   My Commission Expires June 19, 1992